ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

                     IN ACCORDANCE WITH SECTION 6.08 OF THE
                    POOLING AND SERVICING AGREEMENT DATED AS
                                OF MARCH 1, 1996
                  LEE SERVICING COMPANY REPORTS THE FOLLOWING
                     INFORMATION PERTAINING TO SERIES 1996-1
             SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: JANUARY 1, 1997

--------------------------------------------------------------------------------

 1 Total Actual Principal Collections                                 956,411.70
 2 Total Actual Interest Collections                                  682,537.48
 3 Additional Proceeds                                                      0.00
                                                                    ------------
 4 Aggregate Amount Received:                                       1,638,949.18
   Monthly Advance
 5      Delinquent Interest                                             2,550.06
 6      Compensating Interest                                           4,002.53
 7      Amounts Held for Future Distributions                               0.00
                                                                    ------------
 8 Available Remittance Amount:                                     1,645,501.77

 9 Less:     Service Fees                                              39,331.48
10 Less:     Expense Account Deposit:                                   1,738.95
11 Plus:     Cross Collateral Deposit                                 232,820.12
                                                                    ------------
12 Adjusted Remittance Amount:                                      1,837,251.46

   Remaining Amount Available:
13           Adjusted Remittance Amount                             1,837,251.46
14           Insured Payments                                               0.00
15           Cross Collateral Withdrawal                                    0.00
16           Insurance Account Deposit @ 13 bp                          7,820.09
                the Ending Principal balance
17           Class Remittance Amounts                               1,829,431.37
18           Non-Recoverable Advances Not
                Previously Reimbursed                                       0.00
                                                                    ============
19 Total Remaining Amount Available:                                        0.00
                                                                    ============

   Amount of Reimbursements Pursuant to Sec. 5.04
20      Servicing Fee                                                       0.00
21      Monthly Advances and Servicer Advances                              0.00
22      Other Mortgage Payments                                             0.00
23      Interest Earned on P&I Deposits                                     0.00
24      Additional Servicing Compensation                                   0.00

--------------------------------------------------------------------------------


                                     1 of 4

                                                    ALLIANCE FUNDING COMPANY
                                   BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                      DESIGNATED SERVICER
                                                     SERVICER'S CERTIFICATE

                                                       1996-1 SUB-POOL 1

                IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 1, 1996
                                    LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION
                       PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                               DUE PERIOD ENDED: JANUARY 1, 1997

------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL            CLASS A1           CLASS A2          CLASS A3
                                                          -------------     -------------      -------------      ------------
25 Number of Loans                                                 1218
26 Opening Loan balance                                   73,147,717.59     12,149,575.28      34,998,934.11      7,499,771.60
27 Additional Principal Reduction                          2,627,357.23      2,627,357.23               0.00              0.00
28 Realized Losses, LTD                                            0.00              0.00               0.00              0.00
29 Carryforward amount                                             0.00              0.00               0.00              0.00
                                                          -------------     -------------      -------------      ------------
30 Opening Class Principal Balance                        70,520,360.36      9,522,218.05      34,998,934.11      7,499,771.60
31      Pool Factor per Loan Balance                         88.1297803%       14.6380425%        42.1673905%        9.0358694%
32      Factor per Class Balance                             84.9642897%       11.4725519%        42.1673905%        9.0358694%
33 Excess Spread                                                   0.00
34 Additional Principal due Class A                          226,389.87        226,389.87
35 Cross Collateral Deposit                                  232,820.12        232,820.12
36 Cross Collateral Withdrawal                                     0.00
37 Interest Remittance @ Class Yield                         413,809.68         51,737.38         199,493.92         44,498.64

   Principal Reductions:
38      Prepayments -- Number                                        19                19
39      Prepayments -- Dollar                                866,218.87        866,218.87               0.00              0.00
40      Net Liquidation Proceeds                              22,421.00         22,421.00               0.00              0.00
41      Curtailments                                               0.00              0.00               0.00              0.00
42      Normal and Excess Payments                            67,771.83         67,771.83               0.00              0.00
                                                          -------------     -------------      -------------      ------------
43 Total Principal Remittance                                956,411.70        956,411.70               0.00              0.00
44 Additional Principal Reduction                            459,209.99        459,209.99               0.00              0.00
                                                          -------------     -------------      -------------      ------------
45 Total Remittance                                        1,829,431.37      1,467,359.07         199,493.92         44,498.64
                                                          =============     =============      =============      ============
46      Current Month Realized Loss -- Number                         1                 1
47      Current Month Realized Loss -- Dollar                  5,875.50          5,875.50

   Class Principal Balance Reconciliation
48 Number of Loans                                                 1198
49      Loan balance                                      72,185,430.39     11,187,288.08      34,998,934.11      7,499,771.60
50      Additional Principal Reduction, LTD                3,086,567.22      3,086,567.22               0.00              0.00
51      Realized Losses, LTD                                   5,875.50          5,875.50               0.00              0.00
                                                          -------------     -------------      -------------      ------------
52 Ending Class Principal Balance                         69,104,738.67      8,106,596.36      34,998,934.11      7,499,771.60
53 Class Factor per Loan Balance                             86.9703981%       13.4786603%        42.1673905%        9.0358694%
54 Class Factor per Class Balance                            83.2587213%        9.7669836%        42.1673905%        9.0358694%
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
                                                           CLASS A4         CLASS A5         CLASS R
                                                         ------------     ------------     ------------
25 Number of Loans
26 Opening Loan balance                                  9,999,695.46     8,499,741.14
27 Additional Principal Reduction                                0.00             0.00
28 Realized Losses, LTD                                          0.00             0.00
29 Carryforward amount                                           0.00             0.00
                                                         ------------     ------------
30 Opening Class Principal Balance                       9,999,695.46     8,499,741.14
31      Pool Factor per Loan Balance                       12.0478259%      10.2406520%
32      Factor per Class Balance                           12.0478259%      10.2406520%
33 Excess Spread                                                                                   0.00
34 Additional Principal due Class A
35 Cross Collateral Deposit
36 Cross Collateral Withdrawal                                                                     0.00
37 Interest Remittance @ Class Yield                        62,831.42        55,248.32

   Principal Reductions:
38      Prepayments -- Number
39      Prepayments -- Dollar                                    0.00             0.00
40      Net Liquidation Proceeds                                 0.00             0.00
41      Curtailments                                             0.00             0.00
42      Normal and Excess Payments                               0.00             0.00
                                                         ------------     ------------     ------------
43 Total Principal Remittance                                    0.00             0.00
44 Additional Principal Reduction                                0.00             0.00
                                                         ------------     ------------     ------------
45 Total Remittance                                         62,831.42        55,248.32             0.00
                                                         ============     ============     ============
46      Current Month Realized Loss -- Number
47      Current Month Realized Loss -- Dollar

   Class Principal Balance Reconciliation
48 Number of Loans
49      Loan balance                                     9,999,695.46     8,499,741.14
50      Additional Principal Reduction, LTD                      0.00             0.00
51      Realized Losses, LTD                                     0.00             0.00
                                                         ------------     ------------
52 Ending Class Principal Balance                        9,999,695.46     8,499,741.14
53 Class Factor per Loan Balance                           12.0478259%      10.2406520%
54 Class Factor per Class Balance                          12.0478259%      10.2406520%
-------------------------------------------------------------------------------------------------------

                                     2 of 4

                                                    ALLIANCE FUNDING COMPANY
                                   BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                      DESIGNATED SERVICER
                                                     SERVICER'S CERTIFICATE

                                                       1996-1 SUB-POOL 1

                IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 1, 1996
                                    LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION
                       PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                               DUE PERIOD ENDED: JANUARY 1, 1997



------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL            CLASS A1          CLASS A2          CLASS A3
                                                              -----            --------          --------          --------
55 Weighted Note Rate -- THIS remittance                       11.30971%
56 Weighted Note Rate -- NEXT remittance                       11.30283%
57   Pass-Through Rate -- THIS remittance                                           6.520%             6.840%            7.120%

58 Weighted Average Remaining Term                               214.67

59 Original Pool -- Principal Balance                     52,491,569.72     13,913,428.12      22,134,999.28      4,743,214.13
60 Original Pool -- Pre-Funding Account                   30,508,430.28      8,086,571.88      12,865,000.72      2,756,785.87
61 Original Pool -- Additional Principal Reduction                 0.00              0.00               0.00              0.00
                                                          -------------     -------------      -------------      ------------
62 Original Pool Total                                    83,000,000.00     22,000,000.00      35,000,000.00      7,500,000.00
63
63 Original Pool -- Number of Loans                                 864

------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A4         CLASS A5
                                                            --------         --------
55 Weighted Note Rate -- THIS remittance
56 Weighted Note Rate -- NEXT remittance
57   Pass-Through Rate -- THIS remittance                         7.540%           7.800%

58 Weighted Average Remaining Term

59 Original Pool -- Principal Balance

60 Original Pool -- Pre-Funding Account                    6,324,285.51     5,375,642.68
61 Original Pool -- Additional Principal Reduction         3,675,714.49     3,124,357.32
                                                                   0.00             0.00
                                                          -------------     ------------
62 Original Pool Total                                    10,000,000.00     8,500,000.00
63 Original Pool -- Number of Loans

------------------------------------------------------------------------------------------------------------------------------
   CLASS A OVERCOLLATERALIZATION RECONCILIATION         Beginning of Month   Current Month      End of Month
                                                        ------------------   -------------      ------------
64 Additional Principal Reduction, LTD                     2,170,656.57        226,389.87       2,397,046.44
65 Cross Collateral Deposit, LTD                             456,700.66        232,820.12         689,520.78
66 Less: Realized Losses, LTD                                      0.00          5,875.50           5,875.50
                                                           ------------        ----------       ------------
67 Overcollateralization of Principal                      2,627,357.23        453,334.49       3,080,691.72
                                                           ============        ==========       ============
68 Base Overcollateralization Requirement                                                       4,150,000.00
69 Required Overcollateralization Amount                                                        4,150,000.00

   CURRENT MONTH SUBORDINATED AMOUNT                    Beginning of Month    Current Month     End of Month
                                                        ------------------    -------------     ------------
70 Original Subordinated Amount                            8,798,000.00               N/A       8,798,000.00
71 Less: Cumulative Realized Losses                                0.00          5,875.50           5,875.50
72 Plus: Cumulative Additional Proceeds                            0.00              0.00               0.00
                                                           ------------        ----------       ------------
73 Current Subordinated Amount                             8,798,000.00                         8,792,124.50
                                                           ============        ==========       ============
   NONRECOVERABLE ADVANCE RECONCILIATION

74 Beginning of Month                                                                0.00
75 Current Month Unpaid Nonrecoverable Advance                                       0.00
76 Less: Current Month Reimbursement                                                 0.00
                                                                               ----------
77 End of Month                                                                      0.00
                                                                               ==========
------------------------------------------------------------------------------------------------------------------------------

                                     3 of 4

                                                    ALLIANCE FUNDING COMPANY
                                   BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                      DESIGNATED SERVICER
                                                     SERVICER'S CERTIFICATE

                                                       1996-1 SUB-POOL 1

                IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 1, 1996
                                    LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION
                       PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                               DUE PERIOD ENDED: JANUARY 1, 1997

--------------------------------------------------------------------------------------------------------------------------
                                                                           Class              Class              Class
                                                                             A1                 A2                 A3
                                                                          -------             -------            ------
78 Total Class Principal -- Original Pool            $83,000,000.00    $22,000,000.00     $35,000,000.00     $7,500,000.00
79 Interest Remittance Amount                            413,809.68         51,737.38         199,493.92         44,498.64
80 Interest Rate Factor/1000                               4.985659          2.351699           5.699826          5.933152

81 Total Principal Collections                           956,411.70        956,411.70               0.00              0.00
82 Additional Principal Reduction                        459,209.99        459,209.99               0.00              0.00
                                                     --------------    --------------     --------------     -------------
83 Principal Remittance Amount                         1,415,621.69      1,415,621.69               0.00              0.00
84 Principal Payment Factor/1000                          17.055683         64.346440           0.000000          0.000000
85 Principal Factor                                      832.587213        368.481653         999.969546        999.969546

86 Prior Month Principal Factor                          849.642896        432.828093         999.969546        999.969546

--------------------------------------------------------------------------------------------------------------------------
                                                         Class              Class
                                                           A4                 A5
                                                        -------            -------

78 Total Class Principal -- Original Pool             $10,000,000.00    $ 8,500,000.00
79 Interest Remittance Amount                              62,831.42        55,248.32
80 Interest Rate Factor/1000                                6.283142         6.499802

81 Total Principal Collections                                  0.00             0.00
82 Additional Principal Reduction                               0.00             0.00
                                                      --------------   --------------
83 Principal Remittance Amount                                  0.00             0.00
84 Principal Payment Factor/1000                            0.000000         0.000000
85 Principal Factor                                       999.969546       999.969546

86 Prior Month Principal Factor                           999.969546       999.969546
--------------------------------------------------------------------------------------------------------------------------

                                     4 of 4

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE

                               1996-1 SUB POOL 2

                     IN ACCORDANCE WITH SECTION 6.08 OF THE
                    POOLING AND SERVICING AGREEMENT DATED AS
                                OF MARCH 1, 1996
                      AND THE INSURANCE AGREEMENT DATED AS
                               OF MARCH 22, 1996,
                  LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1996-1
             SUB POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                          PERIOD ENDED: JANUARY 1, 1997

--------------------------------------------------------------------------------

 1 Total Actual Principal Collections                               3,131,000.44
 2 Total Actual Interest Collections                                  594,110.94
 3 Additional Proceeds                                                      0.00
                                                                    ------------
 4 Total Collections                                                3,725,111.38

   Monthly Advance
 5      Delinquent Interest                                            15,359.61
 6      Compensating Interest                                           9,427.87
 7      Amounts Held for Future Distributions                               0.00
 8      Supplemental Interest                                               0.00
                                                                    ------------
 9 Available Remittance Amount:                                     3,749,898.86

10 Less:     Service Fees                                              35,311.61
11 Less:     Expense Account Deposit                                    1,518.48
12 Cross Collateral Deposit                                                 0.00
                                                                    ------------
13 Adjusted Remittance Amount:                                      3,713,068.77

   Remaining Amount Available:

14           Adjusted Remittance Amount                             3,713,068.77
15           Insured Payments                                               0.00
16           Cross Collateral Withdrawal                              232,820.12
17           Insurance Account Deposit @ 13bp                           7,019.70
                the ending Class A P-balance
18           Class Remittance Amounts                               3,473,228.95
19           Non-Recoverable Advances Not
                Previously Reimbursed                                       0.00
                                                                    ------------
20 Total Remaining Amount Available:                                        0.00
                                                                    ============
   Amount of Reimbursements Pursuant to Sec. 5.04

21      Servicing Fee                                                       0.00
22      Monthly Advances and Servicer Advances                              0.00
23      Other Mortgage Payments                                             0.00
24      Interest Earned on P&I Deposits                                     0.00
25      Additional Servicing Compensation                                   0.00

--------------------------------------------------------------------------------




                                 ALLIANCE FUNDING COMPANY
                BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                    DESIGNATED SERVICER
                                  SERVICER'S CERTIFICATE

                                     1996-1 SUB-POOL 2

      IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 1, 1996
    AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
       INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                             DUE PERIOD ENDED: JANUARY 1, 1997

-----------------------------------------------------------------------------------------------------------------
                                                                    TOTAL         CLASS 2-A            CLASS R
                                                                    -----         ---------            -------
26 Number of Loans                                                       596
27 Opening Loan Balance                                        67,928,261.96    67,928,261.96
28 Additional Principal Reduction, LTD                          4,058,157.00     4,058,157.00
29 Realized Losses, LTD                                                 0.00             0.00
30 Carryforward Amount                                                  0.00             0.00
                                                               -------------    -------------
31 Opening Class Principal Balance                             63,870,104.96    63,870,104.96
32      Pool Factor per Loan Balance                              81.8412795%      81.8412795%
33      Factor per Class Balance                                  76.9519337%      76.9519337%
34 Excess Spread                                                  232,820.12                           232,820.12
35 Additional Principal due Class A                                     0.00             0.00
36 Cross Collateral Deposit                                             0.00             0.00
37 Cross Collateral Withdrawal                                    232,820.12                           232,820.12
38 Interest Remittance                                            342,228.51       342,228.51
   Principal Reductions:
39    Prepayments -- Number                                               28               28
40    Prepayments -- Dollar                                     3,048,545.57     3,048,545.57
41    Net Liquidation Proceeds                                          0.00             0.00
42    Curtailments                                                 55,294.03        55,294.03
43    Normal and Excess Payments                                   27,160.84        27,160.84
                                                               -------------    -------------          ----------
44 Total Principal Remittance                                   3,131,000.44     3,131,000.44
45 Additional Principal Reduction                                       0.00             0.00
                                                               -------------    -------------          ----------
46 Total Remittance                                             3,473,228.95     3,473,228.95               (0.00)
                                                               =============    =============          ==========
47 Carryforward Amount                                                  0.00
48 Current Month Realized Loss -- Number                                   0                0
49 Current Month Realized Loss -- Dollar                                0.00             0.00

   Class Principal Balance -- End of Month
50                            Number of Loans                  $         568
51 Closing Loan Balance                                        64,797,261.52    64,797,261.52
52 Additional Principal Reduction, LTD                          4,058,157.00     4,058,157.00
53 Realized Losses, LTD                                                 0.00             0.00
54 Carryforward Amount                                                  0.00             0.00
                                                               -------------    -------------
55 Closing Class A Principal Balance                           60,739,104.52    60,739,104.52
56 Class Factor per Loan Balance                                  78.0689898%      78.0689898%
57 Class Factor per Class Balance                                 73.1796440%      73.1796440%
-------------------------------------------------------------------------------------------------------------------




                                                    ALLIANCE FUNDING COMPANY
                                   BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                      DESIGNATED SERVICER
                                                     SERVICER'S CERTIFICATE
                                                       1996-1 SUB-POOL 2

                IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 1, 1996
              AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                  INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.


                                               DUE PERIOD ENDED: JANUARY 1, 1997

-----------------------------------------------------------------------------------------------------------------
                                                                  TOTAL           CLASS A1
                                                                  -----           --------
58 Weighted Note Rate -- THIS Remittance:                           10.96074%
59 Weighted Note Rate -- NEXT Remittance:                           10.98809%

60 Pass-Through Rate:                                                6.02797%          6.02797%

61 Related Remittance Period                                       26-Dec-96           thru           26-Jan-97

62 Days in Related Period:                                                32

63 Weighted Average Remaining Term                                    349.29

64 Original Pool -- Principal Balance                          57,027,110.90     57,027,110.90
65 Original Pool -- Pre-Funding Account                        28,407,783.59     28,407,783.59
66 Original Pool -- Additional Principal Reduction              2,434,894.49      2,434,894.49
                                                               -------------     -------------
67 Original Pool Total                                         83,000,000.00     83,000,000.00
68 Original Pool -- Number of Loans                                      318

-----------------------------------------------------------------------------------------------------------------
   CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                             Beginning of Month      Current Month    End of Month
                                                             ------------------      -------------    ------------
69 Additional Principal Reduction, LTD                          4,058,157.00              0.00        4,058,157.00
70 Cross Collateral Deposit, LTD                                        0.00              0.00                0.00
71 Less:  Realized Losses, LTD                                          0.00              0.00                0.00
                                                                ------------              ----        ------------
72 Overcollateralization of Principal                           4,058,157.00              0.00        4,058,157.00
                                                                ============              ====        ============
73 Base Overcollateralization Requirement                                                             4,058,157.00

   CURRENT MONTH SUBORDINATED AMOUNT                         Beginning of Month      Current Month    End of Month
                                                             ------------------      -------------    ------------
74 Original Subordinated Amount                                 9,269,686.00               N/A        9,269,686.00
75 Less:  Cumulative Realized Losses                                    0.00              0.00                0.00
76 Plus:  Cumulative Additional Proceeds                                0.00              0.00                0.00
                                                                ------------              ----        ------------
77 Current Subordinated Amount                                  9,269,686.00                          9,269,686.00
                                                                ============              ====        ============
   NONRECOVERABLE ADVANCE RECONCILIATION

78 Beginning of Month                                                   0.00
79 Current Month Unpaid Nonrecoverable Advance                          0.00
80 Less: Current Month Reimbursement                                    0.00
                                                                ------------
81 End of Month                                                         0.00
                                                                ============

-------------------------------------------------------------------------------------------------------------------




                                                    ALLIANCE FUNDING COMPANY
                                   BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                      DESIGNATED SERVICER
                                                     SERVICER'S CERTIFICATE
                                                       1996-1 SUB-POOL 2

                IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 1, 1996
               AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                  INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 2 FOR JANUARY 27, 1997, THE REMITTANCE DATE.

                                               DUE PERIOD ENDED: JANUARY 1, 1997

-----------------------------------------------------------------------------------------------------------------
                                                                                        CLASS
                                                                       TOTAL              A1
                                                                       -----            ------

82 Total Class Principal -- Original Pool                         $83,000,000.00   $83,000,000.00
83 Interest Remittance Amount                                         342,228.51       342,228.51
84 Interest Rate Factor/1000                                            4.123235         4.123235

85 Total Principal Collections                                      3,131,000.44     3,131,000.44
86 Additional Principal Reduction                                           0.00             0.00
                                                                  --------------   --------------
87 Principal Remittance Amount                                      3,131,000.44     3,131,000.44
88 Principal Payment Factor/1000                                       37.722897        37.722897
89 Principal Factor                                                   731.796440       731.796440

90 Prior Month Principal Factors                                      769.519337       769.519337
-----------------------------------------------------------------------------------------------------------------